UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 11, 2009
Rand Logistics, Inc.
(Exact name of registrant as specified in its charter)
Delaware	000-50908	20-1195343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
461 Fifth Avenue, 25th Floor, New York, New York		10017
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 644-3450

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

On February 11, 2009, at 8:30 a.m. ET, Rand Logistics, Inc. held a conference call for investors and the public to provide an update on the results of its third fiscal quarter ended December 31, 2008. A transcript of the conference call is attached as Exhibit 99.1 to this form 8-K and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

99.1                    Transcript of Rand Logistics, Inc.’s February 11, 2009 conference call.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAND LOGISTICS, INC.

Date: February 13, 2009	By:	/s/ Laurence S. Levy
	Name:	Laurence S. Levy
	Title:	Chairman of the Board and Chief Executive Officer